UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 13, 2004

Tripath Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31081	77-0407364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 750-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) On December 13, 2004, Mr. Akifumi Goto was appointed to the Registrant’s Board of Directors and to the Audit Committee of the Board of Directors.

There are no arrangements or understandings between Mr. Goto and any other person pursuant to which he was selected as a director of the Registrant, and no information is required to be disclosed with respect to Mr. Goto pursuant to Item 404(a) of Regulation S-K.

On December 13, 2004, the Registrant issued a press release announcing Mr. Goto’s appointment. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 13, 2004, entitled “Former Sanyo Executive Appointed to Tripath Technology Inc. Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tripath Technology Inc.

By:	/s/ Clarke Seniff
Clarke Seniff Vice President of Finance and Chief Financial Officer

Date: December 14, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 13, 2004, entitled “Former Sanyo Executive Appointed to Tripath Technology Inc. Board of Directors”